Exhibit 99.3
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                       CONVERTIBLE SUBORDINATED DEBENTURE

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY.


$750,000                                                      September 21, 1999


Number: CSD-1

        FOR VALUE RECEIVED, the undersigned, MDI ENTERTAINMENT, INC., a Delaware corporation (the "Company"), promises to pay to the order of SCIENTIFIC GAMES, INC., a Delaware corporation ("Payee"), at the address set forth pursuant to
Section 11(d) hereof, in lawful money of the United States of America and in immediately available funds, the principal amount of SEVEN HUNDRED AND FIFTY THOUSAND DOLLARS ($750,000) on September 21, 2009, and interest semi-annually on the unpaid principal amount of this Convertible Subordinated Debenture (this "Debenture") from time to time outstanding, from the date hereof (the "Issue Date") until maturity, at the rate of 7% per annum (calculated on the basis of a year of 365 days). In addition, the Payee is entitled to convert up to 100% of the principal amount of this Debenture, into fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), in accordance with the terms and conditions hereinafter set forth.

        This Debenture is issued by the Company to Payee pursuant to the Purchase Agreement (as defined below).

        In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Debenture shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

        1. Definitions. For purposes of this Debenture, the following terms shall have the meanings set forth below:

               "Purchase Agreement" means the Convertible Subordinated Debenture Purchase Agreement, dated as of September 21, 1999, between the Payee and the Company.

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               "Bankruptcy" has the meaning specified in Section 4(a)(iv)
hereof.
               "BANKRUPTCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or any other proceeding under any other bankruptcy or insolvency law of any jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

               "CHANGE OF CONTROL" means, at any time:

                    (a) any "person" or "group" (each as used in Sections
               13(d)(3) and 14(d)(2) of the Exchange Act) (other than Steve Saferin and any affiliate of Steve Saferin) that either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of voting interests of the Company (or securities convertible into or exchangeable for such voting interests) representing 35% or more of the combined voting power of all voting interests of the Company (on a fully diluted basis) or (B) otherwise has the ability, directly or indirectly, to elect a majority of the Board of Directors of the Company;

                    (b) during any period of up to twenty-four (24) consecutive months, commencing on or after the date hereof individuals who at the beginning of such 24-month period were directors of the Company shall cease for any reason (other than the death or disability of an officer of the Company that is serving as a director at such time so long as another officer of the Company replaces such Person as a director) to constitute a majority of the Board of Directors of the Company;

                    (c) any Person or two or more Persons (other than Steve
               Saferin) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Company; or

                    (d) with respect to any pledge or other security agreement covering all or any portion of the shares of capital stock of the Company that are owned beneficially and of record by any of the stockholders of the Company or their nominees, one or more secured parties or pledgees thereunder shall become the holder of record of any such shares representing thirty-five percent (35%) or more of the combined voting power of all voting interests of the Company (on a fully diluted basis) or shall receive dividends or other cash or cash equivalent distributions (including, without limitation, stock repurchases) in respect thereof, or shall proceed to exercise voting or other consensual rights in respect thereof (whether by proxy, voting or other similar arrangement or otherwise), or shall otherwise commence to realize upon such percentage of such shares.

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                    (e) Steven Saferin shall (A) cease to be the Chief Executive
               Officer of the Company, (B) cease to be a director of the Company, or (C) cease to hold more than twenty percent (20%) of the Common Stock of the Company on a fully diluted basis, exclusive of shares of Common Stock issued or issuable to the Purchaser.

               "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "DESIGNATED SENIOR INDEBTEDNESS" means Senior Indebtedness, the aggregate principal amount of which is outstanding or that is committed and available to be drawn on is $100,000 or more.

               "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

        2. Prepayment. The Company may prepay the principal amount, in whole or in part, along with interest accrued thereon, at any time, provided that this Debenture shall not be prepayable without at least 30 days prior written notice to the Payee. In addition, upon:

                      (a) a Change in Control; or

                      (b) a sale of substantially all of the Company's assets,
               determined on a consolidated basis; the Payee will have the right to require the Company to prepay the then outstanding principal amount of this Debenture, plus accrued but unpaid interest to the date of prepayment. The Payee of this Debenture will give the Company notice of any such required prepayment within ninety (90) days after the occurrence of an event described in (a) or (b) above. In the event the Payee requires such prepayment be made such prepayment shall be payable no later than fifteen (15) Business Days after the date the prepayment notice is given. The prepayment will be paid by check or (at the option of the Payee) by wire transfer in same day funds subject to the provisions of
               Section 8 hereof.

               "SENIOR INDEBTEDNESS" means the principal of, premium, if any, and interest on (a) indebtedness of the Company for money borrowed from or owing to any bank, trust company, insurance company, institutional lender or other entity in the business (whether in whole or in part) of lending money or extending credit or their assignees, whether outstanding on the date of this Debenture or thereafter created or incurred; including, without limitation, money borrowed under revolving credit loans, term loans, receivables financing (including the sale of receivables to such lenders or to special purpose facilities formed to borrow from such lenders against such receivables) or letters of credit, (b) evidenced by bonds, notes, debentures or similar instruments sold by the Company or letters of credit (or reimbursement

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agreements in respect thereof), in each case for money borrowed (other than this
Debenture), and (c) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications, restatements or supplements to, any liability of the kind described in the preceding clauses whether or not between the same parties and whether or not in whole or in part, from time to time, unless it is provided in the instrument creating or evidencing any of the above, or pursuant to which any of the above is outstanding, that such indebtedness or such renewal, extension, refinancing or refunding thereof is not superior in right of payment to the Debenture.

        3.     Payment.

               (a) This Debenture shall bear interest at 7% per annum from the Issue Date until maturity, payable semi-annually on June 30 and December 31 of each year hereafter, commencing December 31, 1999.

               (b) Payment of any unpaid principal amount of this Debenture shall be due on September 21, 2009.

               (c) Payment of principal and interest on this Debenture shall be made by wire transfer or by check sent to the Payee's address set forth pursuant to Section 11(d) hereof, in lawful money of the United States of America.

               (d) If any payment date falls on a date which is not a Business Day such payment shall not be due until the next succeeding Business Day.

        4.     Events of Default

               (a) Each of the following shall constitute an "Event of Default" hereunder:

               (i) the Company shall fail to pay when due any payment or prepayment of principal required under this Debenture, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise;

               (ii) the Company shall fail to pay, for fifteen (15) days after the same shall become due and payable, any interest on this Debenture or any other amount payable under this Debenture; or

               (iii) any representation, warranty or statement made by the Company (or any of its officers) under the Purchase Agreement shall prove to have been untrue or inaccurate in any material respect on the date as of which made or deemed made and such default shall not have been remedied or waived by Payee within forty-five (45) days after receipt of notice of such default from Payee; or

               (iv) the Company shall default in any material respect in the performance of or compliance with any term, covenant or agreement contained in the Note Purchase Agreement or this Debenture (except as

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

        otherwise provided in this section) and such default shall not have been remedied or waived by Payee within thirty (30) days after receipt of notice of such default from Payee; or

               (v) the Company or any of its Subsidiaries shall fail to pay with respect to one or more issues of indebtedness, one or more principal payments of U.S.$750,000 in the aggregate, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument relating to such Indebtedness; or

               (vi) any event shall occur or condition shall exist under any agreement or instrument relating to any indebtedness of the Company or any of its subsidiaries, as the case may be (other than indebtedness referred to in (v) above that is outstanding in a principal or notional amount of U.S.$750,000 in the aggregate, and such event or condition shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such indebtedness or the holder or holders thereof have caused such indebtedness to mature or be required to be prepaid in full, provided that a waiver by the requisite holders of such indebtedness required to waive the consequences of such event or condition shall constitute a waiver hereunder for the same period and further provided that if such acceleration, or prepayment rights are waived or rescinded or if the default is cured, then no default shall exist hereunder; or

               (vii) the Company shall (a) make an assignment for the benefit of creditors, (b) petition or apply for the appointment of a liquidator, receiver or the like, (c) commence, acquiesce in or consent to any proceeding relating to it under any bankruptcy, insolvency or similar law, or (d) admit in writing its inability to pay its debts as they mature; or

               (viii) the voluntary filing by the Company of, or consent by, the Company to any petition in bankruptcy or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief with respect to the Company, or the admission in writing by the Company of its inability to pay its debts as they become due.

               (ix) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company, or ordering relief against the Company in response to the commencement of any involuntary bankruptcy case, or approving as properly filed a petition seeking reorganization or liquidation of the Company under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of sixty (60) days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, or of the property of the Company, or for the winding up or liquidation of the affairs of the Company, shall have been entered, and such decree, judgement, or order shall have remained in force undischarged and unstayed for a period of sixty (60) days;

               (x) the Company shall take any corporate action to authorize any of the actions set forth above in (vii) through (ix) above; or

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               (xi) one or more judgments or orders for the payment of money involving in the aggregate at any time an amount in excess of U.S.$750,000 (which amount shall not be fully covered by a solvent and reputable insurance company that has acknowledged in writing liability therefor) shall be entered or filed against the Company or any of its Subsidiaries or any of their respective assets by a court of competent jurisdiction and either (a) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order and shall remain unstayed, unbonded or undischarged or (b) there shall be any period of sixty (60) consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

        Upon the occurrence of any of the foregoing Events of Default, the entire unpaid balance hereof, together with unpaid interest thereon, shall at the option of Payee, and upon written notice from Payee (except with respect to defaults under clauses (vii) through (ix) as to which the Event of Default shall be automatic and no notice shall be required), become immediately due and payable, and Payee may, subject to the provisions of Section 8, forthwith exercise the remedies available to Payee at law and in equity as well as those remedies set forth in this Debenture, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof; and no failure on the part of Payee to exercise any of Payee's rights hereunder shall be deemed a waiver of any such rights or of any default.

        Such acceleration of the maturity of amounts due under this Debenture shall not affect, and shall be cumulative of, any other rights and remedies which the Payee may have at law, in equity or otherwise. All rights and remedies hereunder shall be cumulative and in addition to those provided by law, and may be exercised separately, concurrently or successively. Notwithstanding the fact that a failure by the Company to pay any payment of principal or interest on its stated due date under this Debenture may occur by reason of the subordination provisions under Section 8 of this Debenture, such failure to pay shall nevertheless for all purposes under this Debenture constitute an Event of Default entitling Payee to accelerate the maturity of this Debenture and/or to pursue all of Payee's other rights and remedies under this Debenture and other rights and remedies Payee may have at law with respect to such Event of Default, subject to the limitations and other provisions of Section 8 of this Debenture.

        5.     Conversion Rights.

               (a) Payee's Right to Convert. The Payee, subject to the terms and provisions of this Section 5, may elect to convert up to 100% of the principal amount of the Debenture into the Company's Common Stock at a conversion price of $2.00 per share (as adjusted pursuant to Section 6, the "Conversion Price") The number of shares of Common Stock into which the Converting Amount (as defined below) shall convert shall be determined by dividing the Converting Amount by the Conversion Price.

        The conversion rights of the Payee may be exercised by the Payee partially or in full, in its sole discretion, from the Issue Date. The exercise of such rights on any one or more occasions shall not in any way impair or limit the rights and remedies available to the Payee to take any and all actions available to it under the Debenture to collect any amounts due to the Payee under the Debenture which have not been converted to Common Stock.

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               (b) Method of Conversion. The Payee shall exercise its rights to convert, as described herein, by the delivery to the Company at its address set forth in Section 11(d) hereof (with a copy delivered to Squadron, Ellenoff, Plesent & Sheinfeld at its address set forth in Section 11(d)), of an irrevocable written notice (a "Conversion Notice") stating (i) a date on which conversion is sought to be made (the "Conversion Date"), which must be on a Business Day, (ii) the principal amount of the Debenture which the Company intends to convert (the "Converting Amount"), (iii) the name and denominations in which the certificate or certificates for the shares of the Common Stock are to be issued, and (iv) any reasonable instruction for delivery thereof. Promptly (and in any event within five Business Days after the Conversion Date) after such surrender and the receipt of such written notice, together with the certificate or certificates representing the Converting Amount, the Company shall issue and deliver to the Payee, the certificate or certificates (which shall contain any appropriate or necessary legends) evidencing the shares of Common Stock issuable upon such conversion. The Company will also issue to the Payee a new Debenture in the principal amount remaining after such conversion, dated the date hereof, and otherwise upon all of the terms and conditions and in the form hereof.

               To the extent surrendered to the Company for conversion, this Debenture shall be canceled by the Company. The Debenture shall be deemed to have been converted as of the close of business on the Conversion Date, and at such time the rights of the Payee, as holder thereof, shall cease to the extent of the portion of the Debenture converted, and upon receipt of the shares of Common Stock issuable upon conversion, shall be treated for all purposes as the record holder thereof at such time.

               (c) Notwithstanding the foregoing, in the event the Payee fails to deliver the Debenture on the Conversion Date, the principal amount of such Debenture shall be deemed to have been reduced by the Converting Amount.

               (d) The Company shall at all time reserve and keep available out of its authorized but unissued shares, or its treasury shares, of the Common Stock, solely for the purpose of issue or delivery upon conversion of this Debenture as herein provided, such number of shares of Common Stock as shall then be issuable or deliverable upon the conversion of this Debenture. The Company covenants that all shares of Common Stock which shall be so issuable or deliverable shall, when issued or delivered, be duly and validly issued and fully paid and non-assessable.

               (e) The certificate for shares of Common Stock issued upon conversion shall, if appropriate, bear a legend stating as follows:

               The shares evidenced by this certificate have not been registered under the Securities Act of 1933 as amended (the "Act") or any state securities laws and may not be sold or transferred except in transactions exempt from registration under the Act or any applicable state securities laws or pursuant to an effective Registration Statement under the Act.

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               5.A. Forced Conversion by the Company. If, at any time after the earlier of (a) two years from the date hereof or (b) the date that the sale of the shares of Common Stock underlying this Debenture is covered by an effective registration statement under the Act the Current Market Price (as defined in Section 6) of the Common Stock exceeds $3.00, the Company may, at its option, at any time thereafter, require the Payee to convert this Debenture into Common Stock by giving Payee at least 10 days prior written notice of its election to exercise its rights under this Section 5.A. Such notice shall specify the date for such conversion and the Converting Amount and thereafter, this Debenture shall be deemed to have been converted as of the close of business on the Conversion Date.

        6.     Antidilution.

               (a) In case the Company shall merge with or consolidate into another corporation or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business (in either one transaction or a series of transactions) and, pursuant to the terms of such merger, consolidation or disposition of assets, cash or shares of stock or other securities, property or assets of the Company, or a successor or transferee or affiliate thereof, are to be received by or distributed to the holders of Common Stock, the Payee shall be given a written notice from the Company informing the Payee of the terms of such merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least 10 days in advance of such recorded date, and the Payee shall have the right thereafter to receive upon conversion of this Debenture, as permitted herein, the number of shares of stock or other securities property or assets of the Company, or a successor or transferee or affiliate thereof, or cash, receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of the Common Stock equal to the number of shares of the Common Stock into which the Debenture was convertible as of the date of such transaction.

               (b) If the Company shall (i) pay a dividend or make a distribution on the outstanding Common Stock or (ii) subdivide the outstanding Common Stock, the Conversion Price shall be adjusted proportionately such that the holder of the Debenture surrendered for conversion after the record date for such dividend or distribution (which for this purpose shall be the close of business on the date fixed by the Board as the record date), or after the close of business on the effective date of such subdivision shall have the right thereafter to receive upon conversion of the Debenture the aggregate number and kind of shares of capital stock of the Company, cash or other assets which such holder would have been entitled to receive if the Debenture had been converted immediately prior to such record date.

               (c) Below Market Issuances. If the Company (i) issues to an Affiliate (a Person controlling, controlled by or under common control with the Company, provided further that a Person who owns 10% or more of the Company shall be deemed an Affiliate) any options, warrants or other rights entitling the holder thereof to subscribe for or purchase shares of Common Stock or other securities of the Company convertible or exchangeable for Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Company for such options, warrants or rights, is less than the then Current Market Price (as hereinafter defined) per share of such Common

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Stock as of the date of issuance, (ii) issues or sells to an Affiliate securities of the Corporation convertible into or exchangeable for Common Stock at a price per share which, when added to the amount of consideration received or receivable from the Corporation for such exchangeable or convertible securities, is less than the then Current Market Price of a share of such Common Stock on the date of such issuance, or (iii) issues or sells to an Affiliate additional shares of its Common Stock for consideration representing less than the then Current Market Price of a share of such Common Stock at the date of such issuance, then the Conversion Price shall be adjusted by multiplying the Conversion Price immediately before such issuance or sale by a fraction, the numerator of which shall be (A) number of shares of Common Stock outstanding immediately prior to such issuance (the "Old Outstanding") plus (B) the number of shares of Common Stock (on an as converted or exercised basis) which would have been issued to the Affiliate in the transaction giving rise to the adjustment if such Common Stock had been issued or sold (including consideration received for a Common Stock equivalent) at the Current Market Price and the denominator of which shall be (A) the Old Outstanding plus (B) the number of shares of Common Stock issued or sold to such Affiliate (on such as converted or exercised basis).

               (d) Current Market Price. For the purposes of this Debenture the "CURRENT MARKET PRICE" per share of Common Stock shall be the average of the closing price (or if not available, the mean of the closing bid and asked prices) for the five (5) consecutive Business Days before the date of determination as quoted on the principal securities exchange or interdealer quotation system on which the Common Stock is then traded or if not then so traded, as determined in good faith by the Company's Board of Directors. Notwithstanding anything to the contrary contained herein, no adjustment shall be made under this Section in respect of an issuance or sale under an employee compensation plan approved by the Company's stockholders.

               (e) Rights Distribution. Subject to the last sentence of this Subsection, in case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this Subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. Rights or

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warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (A) are deemed to be transferred with such shares of Common Stock, (B) are not exercisable, and (C) are also issued in respect of future issuances of Common Stock, in each case in clauses (A) through (C) until the occurrence of a specified event or events ("TRIGGER EVENT"), shall for purposes of this Section not be deemed issued until the occurrence of the earliest Trigger Event.

        7. No Transfers. The Payee shall not sell or transfer all or any part of this Debenture.

        8.     SUBORDINATION.

        8.1 Agreement to Subordinate. The Company, for itself, its successors and assigns, covenants and agrees and Payee by its acceptance hereof likewise covenants and agrees that (a) the payment of the principal of and interest on this Debenture, and (b) any payment on account of the prepayment, acquisition or redemption of this Debenture is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness and that these provisions are for the benefit of the holders of Senior Indebtedness.

        8.2 No Demand for Payment; Limitations on Payments in the Event of Payment Defaults. Unless the authorized agent with authority to act for Payees of Designated Senior Indebtedness or requisite holders of Designated Senior Indebtedness shall have given prior written consent otherwise, the Payee will not ask, demand, sue for, take or receive from any Person or party, whether a direct or indirect obligor on this Debenture, by set-off or any manner, the whole or any part of the principal of and/or the interest on this Debenture, or any payment or distribution of any kind (whether in cash, property or securities), including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of this Debenture, unless and until all of the Designated Senior Indebtedness shall have been irrevocably paid in full, and the Company's obligations under any applicable agreement with respect to Designated Senior Indebtedness (including, without limitation, any applicable loan agreement or purchase agreement), shall have terminated; provided, however, that:

               (a) the Company may make regularly scheduled (unaccelerated) interest payments on this Debenture; in accordance with the terms hereof as in effect on the date hereof, so long as no Default or Event of Default (in each case, as defined in any loan, purchase or other agreement with respect Designated to Senior Indebtedness) is in existence at the time of such payment or would result from the making of such payment,

               (b) may make payments of principal and interest, including payments due under Section 2, following the expiration of a payment blockage period, but only as provided in Section 8.3 of this Agreement;

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               (c) this Debenture may be converted to Common Stock or any other equity security of the Company as provided in this Debenture; and

               (d) the Company may, make such other payments as may be permitted
        (i) by the terms of its Senior Indebtedness, or (ii) pursuant to consents from the necessary holders of Senior Indebtedness or a combination thereof.

        8.3 Limitations on Payments in the Event of Payment Defaults. In the event that any default or event of default (as defined in any loan agreement, purchase agreement or any other agreement with respect to any Designated Senior Indebtedness) in the observance of any term of any Designated Senior Indebtedness shall occur and be continuing, then:

               (a) if such default is OTHER THAN a payment default or a default which results in the acceleration of the maturity date of such Designated Senior Indebtedness, no payment (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of this Debenture) shall be made by or on behalf of the Company for or on account of this Debenture, and the Payee shall not, except as otherwise permitted by Section 8.2 (b), (c) and (d), take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of this Debenture during any payment blockage period that may be provided for in any Designated Senior Indebtedness with respect to this Debenture; provided, however, that no such payment blockage period as to such default shall exist more than once in any 365 consecutive day period, nor shall any such payment blockage period exceed 179 consecutive days in any 365 consecutive day period and, upon the maturity of any Designated Senior Indebtedness then due by lapse of time, acceleration, default by the Company or otherwise, then all such matured Designated Senior Indebtedness then due shall first be paid in full before any additional payment on account of principal or interest is made on this Debenture, and

               (b) if such default is a payment default or a default which results in the acceleration of the maturity date of such Designated Senior Indebtedness, no payment (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of this Debenture) shall be made by or on behalf of the Company for or on account of this Debenture, and the Payee shall not take, except as otherwise permitted by Section 8.2 (b) and (c), or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of this Debenture and, upon the maturity of any Designated Senior Indebtedness then due by lapse of time, acceleration, default by the Company or otherwise, then all such matured Senior Indebtedness then due shall first be paid in full before any additional payment on account of principal or interest is made on this Debenture.

        8.4 Rights Upon Distribution of Assets. Upon any distribution of assets of the Company upon any dissolution, winding-up, liquidation, arrangement, reorganization, protect, relief or composition of the Company or its debts (whether voluntary or involuntary in bankruptcy, insolvency or receivership or other similar case or proceeding, under any Federal or State bankruptcy or similar law or upon an assignment for the benefit of creditors or any other dissolution, winding-up, liquidation or reorganization of the Company or any other marshalling of the assets and liabilities of the Company),

               (a) The holders of all Senior Indebtedness shall first be entitled to receive payment in full before the Payee of this Debenture is entitled to receive any additional payment on account of the principal of, or interest on this Debenture (other than payment in shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding);

               (b) Any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding), to which the Payee of this Debenture would be entitled, except for the provisions of this Section 8, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness, to their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of the Senior Indebtedness held or represented by each for application in the case of cash or as collateral (in the case of non cash assets) for the payment or prepayment of Senior Indebtedness, in each case, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

        8.5 Payments Received in Trust. In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (except as otherwise permitted by Section 8.2 (b), (c) or (d), other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding), shall be received by the Payee on account of interest or principal on this Debenture not due or payable prior to the happening of any of the events described in Section 8.3 or Section 8.4 before all Senior Indebtedness is paid in full, such payment or distribution shall be received in trust for the benefit of the holders of Senior Indebtedness and shall be paid over to the holders of Senior Indebtedness remaining unpaid or to their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, in the same form as received (with any necessary endorsement) for application in the case of cash or as collateral

(in the case of non cash assets) for the payment or prepayment of Senior Indebtedness, as the case may be, to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

        8.6 Execution of Intercreditor Agreements. The Payee agrees by accepting this Debenture that if the Company creates, incurs, or refinances any Senior Indebtedness, Payee, upon request, will execute an intercreditor agreement with regard to the subordination of this Debenture to such Senior Indebtedness in such form as may be reasonably requested by any holder of such Senior Indebtedness (after taking into account whether such Senior Indebtedness is Designated Senior Indebtedness) who is authorized to act on behalf of all of the holders of the particular Senior Indebtedness at issue.

        8.7 Subrogation. Subject to the payment in full of all Senior Indebtedness, the Payee of this Debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness on this Debenture once the Senior Indebtedness shall be paid in full, and no such payments or distributions applicable to the Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness and the Payee of this Debenture be deemed to be a payment by the Company to or on account of this Debenture, it being understood that the provisions of Section 8 of this Debenture are and are intended solely for the purpose of defining the relative rights of the Payee of this Debenture, on the one hand, and the holders of the Senior Indebtedness, on the other hand. Nothing contained in Section 4 of this Debenture or elsewhere in this Debenture is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Payee of this Debenture, the obligation of the Company, which is absolute and unconditional, to pay to the Payee of this Debenture the principal of and interest on this Debenture as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Payee of this Debenture and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Payee of this Debenture from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Debenture, subject to the rights, if any, under this Section 8 of the holders of Senior Indebtedness in respect to cash, property or securities of the Company received upon the exercise of any such remedy.

        8.8 Reliance Upon Judicial Proceeding. Upon any distribution of assets of the Company referred to in Section 8 of this Debenture, the Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Payee of this Debenture, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to Section 8 of this Debenture.

        8.9 Right to Payments. Except as provided in Section 8.3 with respect to certain payment blockage periods, nothing else contained in Section 8 of this Debenture or elsewhere in this Debenture shall affect the obligation of the Company to make, or prevent the Company from making at any time, except during the pendency of any such dissolution, winding-up, liquidation or reorganization proceedings or upon the maturity of the Senior Indebtedness, payments of principal of or interest on this Debenture and nothing herein shall prevent the Company from making any payments to the Payee of this Debenture upon subordination with respect to the Payee's right to accelerate any or all of the principal amount of this Debenture pursuant to Section 4 hereof.

        8.10 Enforcement of Subordination. The Payee of this Debenture, by acceptance hereof, (a) agrees that any rights against such Payee which any holder of Senior Indebtedness may have, directly or through the Company by virtue of the provisions of Section 8 of this Debenture, may be enforced by such holder of Senior Indebtedness directly against the Payee of this Debenture without the necessity of joining the Company as a party, and (b) every holder of Senior Indebtedness and every person hereafter making any advance constituting Senior Indebtedness shall be entitled to rely upon the provisions of Section 8 of this Debenture, and (c) agrees that it will join in executing such assignments, agreements and other instruments as may be requested by any holder of Senior Indebtedness to carry out the intent and purpose of this subordination.

        8.11 No Impairment by Failure to Act. No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any failure to act on the part of the Company, or by any non-compliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

        8.12 Delivery of Documentation to Payees of Senior Indebtedness. The Payee, by acceptance hereof, authorizes and directs that a copy hereof be delivered by the Company to each authorized representative or agent for any holder of Senior Indebtedness, or if there is no such currently authorized representative or agent then to at least one holder of Senior Indebtedness as representative of itself and all other such holders of the Senior Indebtedness, and to any other holder of Senior Indebtedness requesting the same. Payee of this Debenture, by acceptance hereof, expressly waives reliance by any present or future holder of Senior Indebtedness upon the subordination provisions contained herein.

        8.13 No Limitation of Bankruptcy Proceedings. The Payee agrees that, so long as payments or distributions for or on account of this Debenture are not permitted pursuant to Section 8; the Payee will not take any action to, or commence, or join with any other creditor in commencing any Bankruptcy Proceeding with respect to the Company, or, directly or indirectly, cause the Company to commence, or assist the Company in commencing any Bankruptcy Proceeding.

        9. Representations and Warranties. The Company hereby represents and warrants to the Payee as follows:

               (a) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its property, carry on its business as now being conducted and enter into and perform its obligations hereunder.

               (b) This Debenture has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to general principles of equity.

               (c) The delivery by the Company of this Debenture, and the incurrence by the Company of indebtedness hereunder and the performance by the Company of its obligations hereunder, do not constitute a violation of or default under or conflict with the Company's certificate of incorporation or By-laws or any agreement, contract or instrument to which the Company is a party or is bound or any court or administrative order, or any law, rule or regulation, to which it is subject or by which it is bound.

        10.    Investment Representations.

               (a) The Payee, by acquiring this Debenture, acknowledges that neither this Debenture nor the shares of Common Stock into which it may be converted are being registered under the Securities Act of 1933 (the "Act") on the ground that the issuance of the Debenture and the shares of Common Stock into which the Debenture may be converted is exempt from registration under
Section 4(2) of the Act as not involving any public offering and that the Company's reliance on such exemption is predicated in part on the representations hereby made to the Company by the Payee that it is acquiring the Debenture and the shares of Common Stock into which the Debenture may be converted for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of the Payee's property shall at all times be within its control.

               (b) The Payee, by acquiring this Debenture, agrees that it will not sell or transfer all or any part of this Debenture and should the Payee attempt to transfer this Debenture, the Company may refuse to register such transfer on its books.

        11.    Miscellaneous.

               (a) Upon receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and of a letter of indemnity satisfactory to the Company from the Payee, and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender or cancellation of this Debenture, if mutilated, the Company will make and deliver a new Debenture of like tenor in lieu of such lost, stolen, destroyed or mutilated Debenture.

               (b) This Debenture may be amended, modified, superseded, canceled, renewed or extended and the terms and conditions hereof may be waived, only by written instrument signed by the Company and the Payee or, in the case of a waiver, by the party waiving compliance.

               (c) This Debenture shall be governed by, and constituted and enforced in accordance with the laws of the State of New York as in effect from time to time, without giving effect to any choice of laws or conflict of laws principles thereof. Any legal action, suit or proceeding arising out of or relating to this Debenture or the transactions contemplated hereby may be instituted in any state or federal court in New York or Georgia, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. In case of any legal action, suit or proceeding arising out of or relating to this Debenture, the prevailing party shall be reimbursed by the non-prevailing party such amounts as shall be sufficient to cover the costs and expenses of the prevailing party, including, without limitation, costs of collection and reasonable fees and disbursements of counsel.

               (d) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, mailed by registered mail, return receipt requested, sent by recognized overnight delivery service or, to the extent receipt is confirmed, by telecopy, telefax, or other electronic transmission service (i) if to the Company, to 201 Ann Street, Hartford, CT 06103, Attention: President (or to such other address as the Company may have specified by notice given to the Payee pursuant to this provision), with a copy to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, NY 10176, Attention: Kenneth Koch, Esq., and (ii) if to the Payee, to 1500 Bluegrasses Lakes Parkway, Alpharetta, GA 30004 or the address that such Payee may designate from time to time in writing to the Company pursuant to this provision with a copy to:


                      Smith, Gambrell & Russell, LLP
                      Suite 3100, Promenade II
                      1230 Peachtree Street, N.E.
                      Atlanta, Georgia 30309-3592
                      Attention: M. Timothy Elder, Esq.

        IN WITNESS WHEREOF, the Company has caused this Debenture to be executed by its duly authorized officer as of the day and the year first written above.


                                                         MDI ENTERTAINMENT, INC.

                                                       By: /s/ Steven M. Saferin
                                                       -------------------------
                                                         Name: Steven M. Saferin
                                                                Title: President